UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2017 (April 25, 2017)

CoConnect, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26533	63-1205304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

By letter dated April 13, 2016, CoConnect, Inc. (the “Company”) was informed by its independent registered public accounting firm, PLS CPA (“PLS”), that PLS was resigning as the Company’s independent registered public accounting firm. PLS did not provide any reason for its resignation. The Company’s board of directors did not recommend or approve the resignation. At the time of the resignation of PLS, the Company’s board of directors did not recommend the appointment of any successor independent registered public accounting firm. On April 13, 2016, the Company filed a current report on Form 8-K disclosing the resignation of PLS as the Company’s independent registered public accounting firm.

On April 25, 2017, the Company, based on the decision of its board of directors, approved the engagement of Paritz and Company, P.A. (“Paritz”) to serve as the Company’s independent registered public accounting firm.

The reports of PLS on the Company’s financial statements for the years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern.

During the years ended December 31, 2013 and 2014, and in the subsequent period through April 13, 2016, there were no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of PLS, would have caused PLS to make reference to the matter in its reports on the Company’s financial statements for such periods. During the years ended December 31, 2013 and 2014, and in the subsequent period through April 13, 2016, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS with a copy of the disclosures in the preceding two paragraphs and requested in writing that PLS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. PLS provided a letter, dated April 27, 2017 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended December 31, 2014 and through the date of the board of directors’ decision, the Company did not consult Paritz with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PLS CPA to the Securities and Exchange Commission dated April 27, 2017 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoConnect, Inc.

By:	/s/ Bennett J. Yankowitz
Name:	Bennett J. Yankowitz
Title:	President and Chairman of the Board of Directors

Dated:  April 27, 2017

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PLS CPA to the Securities and Exchange Commission dated April 27, 2017 with respect to the disclosure in this Form 8-K.